SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

MindArrow Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Preliminary Copy

101 Enterprise, Suite 340
Aliso Viejo, California 92656

Dear Shareholder:

     On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Shareholders to be held on Thursday, March 14, 2002, at 10:00 a.m., at the offices of the Company, located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656.

     The Annual Meeting of Shareholders is being held for the following purposes:

•	To elect directors to serve until the next Annual Meeting of Shareholders or until a successor has been elected and duly qualified;

•	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from thirty million (30,000,000) to seventy five million (75,000,000) shares; and

•	To approve the issuance of up to ten million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices and on such terms as may be approved by the Board of Directors; provided that any such issuance(s) would (i) occur within three months of the date this proposal is approved by our shareholders and (ii) be sold at prices no lower than the lesser of (A) $0.50 per share of Common Stock and (B) a 40% discount to the closing market price of the Common Stock on the day prior to the date that a binding agreement is entered into for the sale of such securities.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THESE PROPOSALS

     Whether or not you attend the Annual Meeting, please vote as soon as possible by returning the enclosed proxy card. Your vote is important, and voting by written proxy will ensure your representation at the Annual Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

     It is important that your shares be represented and voted at the Annual Meeting even if you cannot attend in person. Please sign, date, and return your proxy card in the enclosed envelope.

     Thank you for your continued support.

Cordially,

Robert I. Webber President and Chief Executive Officer

Preliminary Copy

MINDARROW SYSTEMS, INC.

Notice of Annual Meeting of Shareholders
To Be Held March 14, 2002

To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MindArrow Systems, Inc., a Delaware corporation (the “Company”), will be held on Thursday, March 14, 2002 at 10:00 a.m. at the offices of the Company, located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656, for the following purposes:

1.	To elect directors to serve until the next Annual Meeting of Shareholders or until a successor has been elected and duly qualified;

2.	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from thirty million (30,000,000) to seventy five million (75,000,000) shares;

3.	To approve the issuance of up to ten million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices and on such terms as may be approved by the Board of Directors; provided that any such issuance(s) would (i) occur within three months of the date this proposal is approved by our shareholders and (ii) be sold at prices no lower than the lesser of (A) $0.50 per share of Common Stock and (B) a 40% discount to the closing market price of the Common Stock on the day prior to the date that a binding agreement is entered into for the sale of such securities; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on February 11, 2002 are entitled to receive notice of and to vote at the Annual Meeting or at any adjournment of the meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card(s) as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

By Order of the Board of Directors,

Michael R. Friedl Chief Financial Officer, Treasurer & Corporate Secretary

Aliso Viejo, California
February ___, 2002

YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS
PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

PROXY STATEMENT
QUESTIONS AND ANSWERS
PROPOSAL NO. 1: ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TRANSACTIONS WITH MANAGEMENT AND OTHERS
COMPENSATION COMMITTEE
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE INDEPENDENCE
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE GRAPH
PROPOSAL NO. 2: PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK
PROPOSAL NO. 3: APPROVAL FOR THE ISSUANCE OF SECURITIES EXCEEDING 20% OF THE COMPANY’S COMMON STOCK IN A PRIVATE PLACEMENT
WHERE YOU CAN FIND MORE INFORMATION
OTHER MATTERS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS	1
PROPOSAL NO. 1: ELECTION OF DIRECTORS	5
Nominees	5
Board Meetings and Committees	7
Director Compensation	8
Executive Officers	8
Executive Compensation	8
SUMMARY COMPENSATION TABLE	9
Fiscal 2001 Stock Option Grants to Executives	9
Stock Option Exercises And Year-End Value Table	10
Employment Agreements	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11
TRANSACTIONS WITH MANAGEMENT AND OTHERS	14
COMPENSATION COMMITTEE	15
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	15
Impact of Section 162(m) of the Internal Revenue Code	15
Conclusion	16
AUDIT COMMITTEE INDEPENDENCE	17
AUDIT COMMITTEE REPORT	17
Audit Fees	17
All Other Fees	18
Independent Public Accountants	18
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	18
STOCK PERFORMANCE GRAPH	19
PROPOSAL NO. 2: PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK	20
Purpose and Effect of Amendment	20
Implementing the Proposed Amendment	22
Potential Anti-Takeover Effect	22
Vote Required	22
PROPOSAL NO. 3: APPROVAL FOR THE ISSUANCE OF SECURITIES EXCEEDING 20% OF THE COMPANY’S COMMON STOCK IN A PRIVATE PLACEMENT	23
Effect of Issuance and Sale of Shares to Existing Shareholders	25
Vote Required	25

WHERE YOU CAN FIND MORE INFORMATION	26
OTHER MATTERS	26
Section 16(a) Beneficial Ownership Reporting Compliance	26
Annual Report to Shareholders	26
Advance Notice Procedures for Next Year’s Annual Meeting	26
Other Business	27

Preliminary Copy

MINDARROW SYSTEMS, INC.

101 Enterprise, Suite 340
Aliso Viejo, California 92656
(949) 916-8705

PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Directors of MindArrow Systems, Inc., a Delaware corporation (“MindArrow” or the “Company”), for use at MindArrow’s annual meeting of shareholders (the “Annual Meeting”) to be held on Thursday, March 14, 2002 at 10:00 a.m., and at any adjournments thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the offices of the Company, located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656. These proxy solicitation materials will be mailed on or about February      , 2002 to all shareholders entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS

Q:	What may I vote on?

A:	(1)	The election of nominees to serve on the Board of Directors;

	(2)	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from thirty million (30,000,000) to seventy five million (75,000,000) shares; and

	(3)	To approve the issuance of up to ten million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices and on such terms as may be approved by the Board of Directors; provided that any such issuance(s) would (i) occur within three months of the date this proposal is approved by our shareholders and (ii) be sold at prices no lower than the lesser of (A) $0.50 per share of Common Stock and (B) a 40% discount to the closing market price of the Common Stock on the day prior to the date that a binding agreement is entered into for the sale of such securities.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board of Directors recommends a vote FOR each proposal.

Q:	Who is entitled to vote?

A:	Shareholders as of the close of business on February 11, 2002 (the “Record Date”) are entitled to vote at the Annual Meeting.

Q:	How do I vote? Can I revoke my proxy later?

A:	Sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the Annual Meeting by:

(1)	notifying the Secretary of the Company in writing;

(2)	voting in person; or

(3)	returning a later-dated proxy card.

Q:	Who will count the vote?

A:	U.S. Stock Transfer Corporation, the Company’s transfer agent, will count the votes and act as the inspector of election.

Q:	What shares are included on the proxy card(s)?

A:	The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

Q:	What does it mean if I get more than one proxy card?

A:	If your shares are registered differently and are in more than one account, or if you own more than one class of shares, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation or, if your shares are held in “street name,” by contacting the broker or bank who holds your shares.

Q:	How many shares can vote?

A:	As of the Record Date, 17,064,325 shares of Common stock, 893,262 shares of Series B Preferred stock, and 887,473 shares of Series C Preferred stock, the only voting securities of the Company, were issued and outstanding. Every holder of Common stock is entitled to one vote for each share of Common stock held; and each share of Series B and Series C Preferred entitles the holder to one vote per share of Preferred stock held, except when voting on an as converted basis with holders of Common stock. When voting on an as converted basis, Preferred shares are entitled to that number of votes equal to the number of shares of Common stock into which the share of Series B or Series C Preferred is convertible as of the Record Date. As of the Record Date, the conversion ratio of the Series B Preferred was 1.103:1, and the conversion ratio of the Series C Preferred was 2.228:1.

Q:	What is a “quorum”?

A:	A “quorum” is a majority of the outstanding shares entitled to vote. They may be present in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

Q:	What is required to approve each proposal?

A:	For the election of directors, the Series B Preferred shares are entitled to elect one director and the Series C Preferred shares are entitled to elect two directors. The remaining directors will be elected by the shares of Common stock, and the Series B and Series C Preferred shares voting on an as converted basis. Once a quorum has been established, the nominees for director who receive a plurality of the shares and as converted shares entitled to vote in their election will be selected as the directors of the Company.

Directors are elected by a plurality of votes cast. Shareholders may not cumulate their votes for any one of the nominees for election as directors, provided, however, that under Section 2115 of the California Corporations Code (which is currently applicable to the Company), a shareholder may cumulate votes in the election of directors if the candidates’ names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder’s intention to cumulate the shareholder’s votes, in which case all shareholders may cumulate their votes.

To approve the proposed amendment to the Company’s Restated Certificate of Incorporation, a majority of the shares of the Company’s outstanding common stock, including the Company’s Series B and Series C Preferred stock on an as converted basis, must be voted in favor of the proposal.

To approve the proposed issuance of up to ten million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, a majority of the shares represented at the Annual Meeting, either in person or by proxy, on an as converted basis, must be voted in favor of the proposal.

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

Q:	What happens if I abstain?

A:	Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a “no” vote.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to the proxyholders, Robert I. Webber and Michael R. Friedl, to vote on such matters at their discretion.

Q:	Who are the largest principal shareholders?

A:	For information regarding holders of more than 5% of the outstanding Common stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Q:	How will the Company solicit proxies?

A:	U.S. Stock Transfer Corporation, the Company’s transfer agent, has been engaged to assist in the distribution of proxy materials and solicitation of votes. We estimate that our costs will be approximately $4,000. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers, and employees of the Company without additional compensation.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

     At the Annual Meeting, six directors are to be elected. The holders of the Series B Preferred are entitled to elect one person to serve on the Company’s board of directors, and holders of the Series C Preferred are entitled to elect two persons to serve on the Company’s board of directors. The remaining members of the board are to be elected by the holders of Common stock and by the holders of Series B and Series C Preferred voting on an as converted basis.

     The Series B Preferred director nominee is Joel Schoenfeld. The Series C Preferred nominees are Thomas Quick and Joseph Matlock. The Common director nominees are Robert Webber, Bruce Stein and Bruce Maggin.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees named above. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and duly qualified.

     Nominees

     Biographical summaries and ages as of the date hereof of individuals nominated by the board of directors for election as directors are provided below. See “Security Ownership of Certain Beneficial Owners and Management” for data with respect to the number of shares beneficially owned by each of them, directly or indirectly, as of December 31, 2001. There is no family relationship among any directors or executive officers of the Company.

		Director
Name, Principal Occupation and Directorships	Age	Since

Robert I. Webber, Chief Executive Officer, President, and Director	43	2000
Mr. Webber joined the Company in June 2000 as President, Chief Operating Officer and a director of the Company and was appointed Chief Executive Officer on June 30, 2000. From 1998 until joining MindArrow, Mr. Webber served as president, CEO and a director of Silicon Film Technologies, a developer of digital imaging software and hardware products. Mr. Webber resigned his position as president and CEO of Silicon Film Technologies in June 2000. On October 4, 2001, more than sixteen months later, Silicon Film Technologies filed a voluntary petition of bankruptcy under Chapter 7 of the U.S. Bankruptcy Code. From 1997 to 1998, Mr. Webber was president and a director of Inari Inc. (formerly Intelogis), a Novell spin-off that develops and sells power-line networking products for the OEM and consumer markets. From 1993 to 1997, he was an executive at the international management consulting firm McKinsey & Company. Previously, he worked as a corporate and securities attorney at Skadden, Arps, Slate, Meagher & Flom. Mr. Webber holds a B.A. from Brigham Young University, a J.D. from Columbia Law School, and an M.B.A. from the Harvard Business School.

		Director
Name, Principal Occupation and Directorships	Age	Since

Joel Schoenfeld, Director	50	2000
Mr. Schoenfeld has been a principal of Schoenfeld Consulting since April 2000. From 1989 until March 2000, he served as Senior Vice President and General Counsel of BMG Entertainment. From 1977 until 1989, he served as Executive Vice President and General Counsel of the Recording Industry Artists Association. He currently serves on the board of directors of TouchTunes Music Corporation and he has been elected to the board of directors of Thinkpath, Inc. Mr. Schoenfeld also currently serves as a member of the executive board and central board of directors of IFPI, the international trade federation for the worldwide music business and the Music for Youth Foundation. He holds a B.A. in Political Science and International Relations from Syracuse University and a J.D. from New York Law School. Mr. Schoenfeld was elected to our board as a representative of the Series B Preferred Shareholders.

Thomas C. Quick, Director	46	2000
Mr. Quick is President, Chief Operating Officer and a director of Quick & Reilly/Fleet Securities, Inc., successor to The Quick & Reilly Group, Inc., a holding company for four financial services businesses. Mr. Quick has held this position since 1996. From 1985 to 1996, he was President of Quick & Reilly, Inc., a national discount brokerage firm. Mr. Quick serves as a trustee for the Securities Industry Foundation for Economic Education. He is also a member of the board of directors of Best Buddies, and a member of the board of trustees, the investment advisory board and the endowment committee for St. Jude Children’s Hospital. He is a trustee and treasurer of the National Corporate Theater Fund, the United World Colleges and the Alcoholism Council of New York, and a Trustee of Fairfield University. He is a graduate of Fairfield University. Mr. Quick was elected to our board as a representative of the Series C Preferred Shareholders.

Joseph N. Matlock, Jr., Director	53	2001
Mr. Matlock is the chairman and CEO of Iliad Partners, and is an active board member of several Texas-based technology investment entities. Mr. Matlock also serves as a director and on the audit and compensation committees of DSI Toys Inc., and has served as a director and consultant for Texas Heritage Bank, which was recently acquired by Regions Financial Corp. He is the founder of Afford America Inc., which specializes in land development and home ownership for the working poor. Prior to undertaking his present duties, Mr. Matlock served as chairman, president and CEO of Franklin Federal, and as executive vice president of Bank of America-Texas. Mr. Matlock received his BBA and MBA from the University of Texas at Austin, and now serves at his alma mater as senior advisor to the College of Business Administration and advisor to the College of Fine Arts. Mr. Matlock was elected to our board as a representative of the Series C Preferred Shareholders.

		Director
Name, Principal Occupation and Directorships	Age	Since

Bruce Maggin, Director	58	2001
Mr. Maggin is currently a principal of The H.A.M. Media Group, LLC, a media investment company, and Chief Executive Officer of TDN, Inc. (d/b/a at TV Media, Inc.), a marketer of interactive television advertising. Prior to forming The H.A.M. Media Group, Mr. Maggin headed the Capital Cities/ABC Multimedia Group, one of the five divisions of Capital Cities/ABC, Inc. Mr. Maggin joined ABC originally in 1970 as part of the company’s corporate planning department. He left ABC to work as a merger and acquisition consultant for a major Wall Street bank and subsequently became Vice President of Ziff Corporation, the parent company of Ziff-Davis Publishing and Broadcasting. He returned to ABC in 1982. Mr. Maggin has been a member of the Board of Directors of several companies including cable networks, Lifetime and ESPN, and the software companies Creative Wonders and O.T. Sports. He is currently a Director of Phillips-Van Heusen Corporation (NYSE: PVH), and Chief Executive of TDN Inc. Mr. Maggin is a member of the New York State Bar. He received a BA degree from Lafayette College and JD and MBA degrees from Cornell University.

Bruce Stein, Director	47	2001
From September 1999 until it was acquired by MindArrow, he was the CEO of Radical Communication, Inc. Prior to joining Radical, Mr. Stein served as Worldwide President and a director of Mattel Inc. from August 1996 to March 1999, and Chief Operating Officer of Mattel Inc. from September 1997 to March 1999. Mr. Stein also served as President and Chief Executive Officer of SONY Interactive Entertainment from July 1995 to August 1996. Previously, he served as President of the Kenner Products division of Hasbro, Inc. from January 1987 to July 1994.

     The Board of Directors recommends that the shareholders vote “FOR” the six nominees listed above. Proxies received will be voted for each of the nominees unless shareholders specify otherwise in the proxy.

     Board Meetings and Committees

     The board of directors of the Company held a total of nine meetings during the fiscal year ended September 30, 2001. During that period, no incumbent director who was then a member of our board attended fewer than 75% of the sum of the total number of meetings of the board of directors and the total number of meetings of all committees of the board of directors on which that director served. See “Director Compensation” for information on the compensation of non-employee directors. The board of directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or any committee performing a similar function.

     The audit committee consists of Messrs. Schoenfeld, Matlock and Quick. The audit committee recommends to the board of directors the appointment of independent auditors, reviews and approves the scope of the annual audit and other non-audit services performed by the independent auditors, reviews the findings and recommendations of the independent auditors and periodically reviews major accounting policies and significant internal accounting control procedures. The Audit Committee held five meetings during fiscal 2001. The Audit Committee is also responsible for maintaining a line of communication between the Board of Directors and the Company’s independent accountants.

     The Compensation Committee, which currently consists of Messrs. Webber, Schoenfeld and Matlock, is primarily responsible for making recommendations to the board of directors regarding the Company’s executive compensation policy and incentive compensation for employees and consultants to the Company. In addition, the Compensation Committee administers our 1999 Stock Option Plan and our 2000 Stock Option Plan. The Compensation Committee held four meetings during fiscal 2001.

     Director Compensation

     We may reimburse directors for reasonable expenses pertaining to attending meetings, including travel, lodging and meals but we do not pay directors cash compensation for their services as directors. Messrs. Quick, Schoenfeld, Matlock, Maggin and Stein have each been granted options to purchase 50,000 shares of our Common stock, vesting quarterly over three years, at prices ranging from $0.82 to $8. Additionally, Messrs. Quick, Schoenfeld and Matlock have each been granted options to purchase 10,000 shares of our Common stock for Audit Committee service; Messrs. Schoenfeld and Matlock have each been granted options to purchase 10,000 shares of our Common stock for Compensation Committee service; and Mr. Schoenfeld has been granted an option to purchase 15,000 shares of our Common stock for service on a Special Committee. The stock options granted to Messrs. Quick, Matlock and Schoenfeld for committee service have an exercise price of $2.00, and vest quarterly over one year, and the stock options granted to Mr. Schoenfeld for Special Committee service vested immediately on the date of grant.

     Executive Officers

     The following information is provided with respect to the Company’s current executive officers.

     Robert I. Webber, age 43, was appointed Chief Executive Officer in June 2000. See “ELECTION OF DIRECTORS — Nominees” for his background.

     Michael R. Friedl, CPA, age 38, Chief Financial Officer, Treasurer and Corporate Secretary. Mr. Friedl joined the company as Chief Financial Officer and Treasurer in May 1999, and was appointed Corporate Secretary in August 2001. Prior to joining us, Mr. Friedl served as President of DialRight Software, Inc., a database utility company for which he continues to serve as a member of the board of directors. Prior to joining DialRight, Mr. Friedl was the Chief Financial Officer of V-Systems, Inc., a software company that spun out DialRight as a separate venture. From 1995 to 1997, Mr. Friedl served as Chief Financial Officer for publicly-held Grip Technologies, Inc., an Irvine, California, manufacturer of golf club components. Previously, Mr. Friedl worked in public accounting, most recently for Arthur Andersen & Co. where he served as an Audit Manager. Mr. Friedl holds a B.B.A. in Accounting from Kent State University and is a Certified Public Accountant licensed in Ohio and California.

     Executive Compensation

     The following table sets forth information concerning compensation for the period ended September 30, 1999 and the years ended September 30, 2000 and 2001, respectively, received by our Chief Executive Officer; and our other most highly compensated executive officers who were serving as executive officers during the 2001 fiscal year. These individuals are referred to as the “Named Executive Officers” here and elsewhere in this report.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Other		Options

Robert I. Webber(1)
President and Chief Executive Officer	2001	$216,947	$—	$28,333	(2)	413,380
	2000	80,000	—	100,000	(3)	300,000
Michael R. Friedl(4)
Chief Financial Officer, Secretary and Treasurer	2001	166,267	—	—		42,780
	2000	168,958	—	—		50,000
	1999	38,333	3,000	—		100,000

(1)     Mr. Webber joined the Company in June 2000.

(2)     Represents forgiveness of 1/3 of an $85,000 loan made to Mr. Webber upon his employment with the Company.

(3)     Represents payment for consulting services rendered by Mr. Webber prior to his employment with the Company.

(4)     Mr. Friedl joined the Company in May 1999.

     Fiscal 2001 Stock Option Grants to Executives

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted during fiscal 2001.

						Potential Realizable
						Value at Assumed
	Number of		% of Total			Annual Rates of
	Securities		Options			Stock Price Appreciation
	Underlying		Granted to	Exercise		for Option Term
	Options		Employees	Price Per	Expiration
Name	Granted		in 2001	Share	Date	5%	10%

Robert I. Webber	3,600	(1)	0.2%	$5.00	2011	11,320	28,687
	150,000	(2)	7.8	2.00	2011	188,668	478,123
	100,000	(3)	5.2	2.00	2011	125,779	318,748
	75,000	(4)	3.9	2.00	2011	94,334	239,061
	50,000	(5)	2.6	2.00	2011	62,889	159,374
	34,780	(6)	1.8	1.00	2011	21,873	55,430
Michael R. Friedl	3,000	(1)	0.2%	5.00	2011	9,433	23,906
	34,780	(6)	1.8	1.00	2011	21,873	55,430
	5,000	(7)	0.3	0.40	2011	1,258	3,187

     Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. These amounts represent assumed rates of appreciation in the value of the common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

(1)     These options were granted in January 2001 and are immediately vested.

(2)     This option was granted in May 2001 and is fully vested.

(3)     This option was granted in May 2001 and vests quarterly over one year.

(4)	This option was granted in May 2001 and vests quarterly over nine months based on achieving quarterly performance targets. As of September 30, 2001, 50,000 of these options had expired without vesting.

(5)     This option was granted in May 2001 and vests based on achieving annual performance targets.

(6)     These options were granted in August 2001 and are fully vested.

(7)     This option was granted in August 2001 and will vest 2,500 shares on December 31, 2001 and the remainder on March 31, 2002.

     Stock Option Exercises And Year-End Value Table

     The following table reflects the number of shares covered by both exercisable and non-exercisable stock options as of September 30, 2001 for the Named Executive Officers. Values for “in-the-money” options represent the spread between the exercise price of existing options and the market value for our common stock on September 30, 2001, which was $0.67 per share.

			Number of Securities		Value of
			Underlying Unexercised		Unexercised In-the-Money
	Shares		Options at September 30, 2001		Options at September 30, 2001
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert I. Webber	—	—	313,380	400,000	—	—
Michael R. Friedl	—	—	149,466	35,834	—	$1,350

     Employment Agreements

     As of September 30, 2001, each of the Named Executive Officers was a party to a Change in Control Agreement with us, which provides for payment of two years’ salary to the executive if we are acquired by another company and he loses his job for other than cause, as defined in the agreement.

     In addition, effective June 2000, we entered into a three-year employment contract with Robert Webber, our President and CEO. Mr. Webber’s employment agreement provides for a base salary of $240,000 per year and payment in the amount of one year’s salary if we terminate his employment for other than cause. In addition, the contract provides a $1 million life insurance policy. Further, Mr. Webber received a payment of $100,000 for consulting services provided prior to his employment and an $85,000 loan, which will be forgiven over the course of three years. As of September 30, 2001, $28,333 of this loan had been forgiven and $56,667 remained outstanding, which shall be due and payable if he leaves prior to June 2003.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 31, 2001, information relating to the beneficial ownership of Common stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common stock, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the “Commission”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of December 31, 2001 through the exercise of any stock option, warrant, or other right. Unless otherwise noted, the Company believes that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. As of December 31, 2001, there were 17,052,094 shares of Common stock, 894,387 shares of Series B and 891,284 shares of Series C preferred stock outstanding.

Common Stock:

	Number of	Percent
Name and Address of Owner(1)	Shares(2)	of Class

Robert I. Webber, President, CEO, Director(3)	720,130	4.1%

Michael R. Friedl, CFO, Secretary, Treasurer(4)	162,780	0.9

Joel Schoenfeld, Director(5)	57,223	0.3

Thomas C. Quick, Director(6)	66,838	0.4

Joseph N. Matlock, Jr., Director(4)	16,667	0.1

Bruce Maggin, Director(4)	4,167	0.0

Bruce Stein, Director(4)	4,167	0.0

All directors and executive officers taken as a group(7)	1,031,970	5.7

Radical Communication, Inc.(8)	2,280,780	13.3
c/o Buchalter, Nemer, Fields & Younger
601 S Figueroa St Fl 24
Los Angeles, California 90017

SBI E2-Capital (USA), Ltd.(9)	2,000,000	10.5
23 Corporate Plaza Drive, Suite 210
Newport Beach, California 92660

Control Simon LLC(10)	898,243	5.3
c/o William E. Simon & Sons
P.O. Box 1913
Morristown, New Jersey 07962

Thomas J. Blakeley(11)	860,176	5.0

Series B Preferred:

	Number of	Percent
Name and Address of Owner(1)	Shares(2)	of Class

Robert I. Webber, President, CEO, Director	250,000	28.0%

Joel Schoenfeld, Director	3,375	0.4

All directors and executive officers taken as a group	253,375	28.3

Alignment Capital Management, LLC	125,000	14.0
One American Center
600 Congress Ave., Suite 200
Austin, Texas 78701

Series C Preferred:

	Number of	Percent
Name and Address of Owner(1)	Shares(2)	of Class

Thomas C. Quick, Director	20,000	2.2%

All directors and executive officers taken as a group	20,000	2.2

Privet Row, Inc(12)	170,473	19.1
950 Mo Pac Expressway
Barton Oaks Plaza, Suite 100
Austin, Texas 78746

Radical Communication, Inc.	135,000	15.1
c/o Buchalter, Nemer, Fields & Younger
601 S Figueroa St Fl 24
Los Angeles, California 90017

Highline Capital (13)	100,000	11.2
1270 Avenue of the Americas
12th Floor, Rockefeller Center
New York, New York 10020

AC-eCom Two LP	80,000	9.0
One American Center
600 Congress Ave., Suite 200
Austin, Texas 78701

Privet MindArrow Partners LP (12)	80,000	9.0
950 Mo Pac Expressway
Barton Oaks Plaza, Suite 100
Austin, Texas 78746

PSINet Consulting Solutions Holdings, Inc	80,000	9.0
4400 Post Oak Parkway, Suite 1100
Houston, Texas 77027-3413

Point West Ventures	60,000	6.7
1700 Montgomery, Suite 250
San Francisco, California 94111

Series C Preferred:

	Number of	Percent
Name and Address of Owner(1)	Shares(2)	of Class

Control Simon LLC	60,000	6.7
c/o William E. Simon & Sons
P.O. Box 1913
Morristown, New Jersey 07962

International Network Group	52,000	5.8
1279 Lake Worth Lane
North Palm Beach, Florida 33408

(1)	Except as otherwise noted, the address for each person is c/o MindArrow Systems, Inc., 101 Enterprise, Suite 340, Aliso Viejo, California 92656.

(2)	Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of stock listed as beneficially owned by them. A person is deemed to be the beneficial holder of securities that can be acquired within 60 days from the Reference Date upon the exercise of warrants or options. Each beneficial owner’s percentage ownership is determined by including shares, underlying options or warrants which are exercisable currently, or within 60 days following the Reference Date, and excluding shares underlying options and warrants held by any other person.

(3)	275,750 of these shares are issuable upon the conversion of 250,000 shares of Series B Preferred Stock acquired by Mr. Webber from an investor for a non-recourse note valuing the shares at $4.00 per share. 438,380 of these shares result from options that are exercisable within 60 days. 175,000 of the exercisable options are priced at $8 per share; 3,600 are priced at $5 per share; 225,000 are priced at $2 per share; and 34,780 are priced at $1 per share.

(4)	All of these shares result from options that are exercisable within 60 days.

(5)	3,422 of these shares are issuable upon the conversion of 3,375 shares of Series B Preferred Stock. 52,500 of these shares result from options that are exercisable within 60 days.

(6)	44,560 of these shares are issuable upon the conversion of 20,000 shares of Series C Preferred Stock. 2,000 and 20,278 of these shares result from warrants and options, respectively, that are exercisable within 60 days.

(7)	279,473 and 44,560 of these shares are issuable upon the conversion of 253,375 and 20,000 shares of Series B and C Preferred Stock, respectively. 2,000 and 755,938 of these shares result from warrants and options, respectively, that are exercisable within 60 days.

(8)	300,780 of these shares are issuable upon the conversion of 135,000 shares of Series C Preferred Stock.

(9)	All of the shares are issuable upon the exercise of a warrant that is exercisable within 60 days.

(10)	133,680 of these shares are issuable upon the conversion of 60,000 shares of Series C Preferred Stock. 12,500 of these shares result from warrants exercisable within 60 days.

(11)	57,000 of these shares result from options that are exercisable within 60 days. Mr. Blakeley resigned from our board of directors on January 31, 2002.

(12)	80,000 of these shares are directly held by Privet MindArrow Partners LP. Privet Row, Inc. has voting and dispositive power over these shares.

(13)	30,000 of these shares are beneficially owned by Highline Capital International.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During the last fiscal year, there were certain transactions that occurred between the Company and its officers and directors, which are reported below. With respect to each transaction, the Company has determined that the terms of each arrangement were no less fair to the Company than those which could have been obtained from unaffiliated persons.

     In December 2000, we cancelled a consulting contract with Thomas J. Blakeley, who was a director at the time, and issued a non-interest bearing note payable through March 2002. Additionally, in January 2001, options to purchase 57,000 shares of Common stock at an exercise price of $5 per share were granted in connection with this contract cancellation.

     In December 2000, we cancelled a consulting contract with Eric McAfee, who was a director at the time. Mr. McAfee was paid $44,167 in cash and the amount due from him under an the indemnity agreement was reduced by $348,068.

     In February 2001, the Company determined that between May 21, 1999 and April 7, 2000 stock certificates representing 1,107,951 shares (the “Discrepant Shares”) were illegally authenticated by the Company’s prior transfer agent. In order to offset the impact of recognizing additional shares in the hands of innocent purchasers, Messrs. Blakeley and McAfee entered into an agreement with the Company pursuant to which they agreed to contribute for cancellation by the Company 1,107,951 shares owned by them. This contribution of shares was made concurrent with the exchange of new shares for the wrongly authenticated certificates. The agreement provides that in the event that any of the Discrepant Shares are recovered by the Company, an equivalent number of shares shall be issued to Messrs. Blakeley and McAfee. In addition, as the Company recovers cash or property other than the Discrepant Shares, then the Company shall issue shares of its Common Stock for every $4.50 in property or cash recovered. In no event shall the Company be obligated to issue more than 1,107,951 shares pursuant to the agreement. In October 2001, upon the recovery of $3.6 million, the Company issued 764,381 shares to Messrs. Blakeley and McAfee.

COMPENSATION COMMITTEE

     The Company’s Compensation Committee consists of Messrs. Webber, Matlock and Schoenfeld. Mr. Webber is our President and Chief Executive Officer. Neither of Messrs. Matlock or Schoenfeld is an officer or employee of the Company.

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

To the Board of Directors:

     The Compensation Committee of the Board of Directors administers the Company’s executive compensation program. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 1999 and 2000 Stock Option Plans. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company’s management and other directors.

     The Company’s executive compensation program consists of a mixture of base salary, cash bonuses, and incentive stock awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive officer in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company’s goals of each executive officer, and the Company’s long-term needs and goals, including attracting and retaining key management personnel.

     The Compensation Committee periodically reviews the individual base salaries of the executive officers, and adjusts salaries based on individual job performance and changes in that officer’s duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

     Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the shareholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with shareholder interest and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the shareholders as well as provides an incentive to maximize shareholder value. Stock options have value for an employee only if the price of Common stock increases above the exercise price on the grant date and the employee remains in the Company’s employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company’s employ.

     Impact of Section 162(m) of the Internal Revenue Code

     The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of

Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

     Conclusion

     The Compensation Committee has reviewed each element of compensation for each of the executive officers for fiscal 2001. The Compensation Committee reported to the Board of Directors that in the Compensation Committee’s opinion, the compensation of each executive officer is reasonable in view of the Company’s performance and the Compensation Committee’s subjective evaluation of the contribution of each executive officer to that performance.

Respectfully Submitted by the Compensation Committee of the Board of Directors

/s/ Robert I. Webber

/s/ Joel Schoenfeld

/s/ Joseph N. Matlock

AUDIT COMMITTEE INDEPENDENCE

     The Company’s Audit Committee consists of Messrs. Schoenfeld, Matlock and Quick. No member of the Audit Committee is either an officer or employee of the Company. The members of the Audit Committee are independent as defined in the Nasdaq listing standards.

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

     To: The Board of Directors:

     As members of the Audit Committee, we are responsible for oversight of all aspects of the Company’s financial reporting, internal control and audit functions. We adopted a charter in October 2000, which was approved by the Board of Directors and subsequently amended in May 2001. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee has reviewed and discussed the audited financial statements with management.

     The Audit Committee has received the written confirmation from Grant Thornton LLP of their independence within the meaning of the Securities Act and as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented. We have discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2001.

Respectfully Submitted by the Audit Committee of the Board of Directors

/s/ Joel Schoenfeld

/s/ Thomas Quick

/s/ Joseph N. Matlock

     Audit Fees

     The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of the Company’s annual financial statements for the fiscal year ended September 30, 2001 and the review of the financial statements included in the Company’s
Forms 10-Q for such fiscal year were approximately $142,000.

     All Other Fees

     The aggregate fees for professional services rendered by Grant Thornton LLP other than the services referred to above were approximately $112,000 for the fiscal year ended September 30, 2001. The Audit Committee considered whether the provision of these services is compatible with maintaining the independence of Grant Thornton LLP.

     Independent Public Accountants

     Grant Thornton LLP has served as the principal independent accountants for the Company since 1999. There are no affiliations between the Company and Grant Thornton LLP, its partners, associates or employees, other than as pertain to the engagement of Grant Thornton LLP as independent accountants for the Company.

     A representative of Grant Thornton LLP will be available by telephone at the Annual Meeting, will be given the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Robert Webber, our chief executive officer and president, is a member of the compensation committee. With the exception of Mr. Webber, none of the current members of the compensation committee is currently, or has ever been at any time since our formation, one of our officers or employees.

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common stock of the Company with the cumulative total return of the Composite Index for The Nasdaq Stock Market (U.S. Companies) (the “Nasdaq Index”) and the following group of peer companies selected by the Company (the “Peer Group Index”): DoubleClick, Inc.; 24/7 Media, Inc.; Digital Impact, Inc.; MessageMedia Inc.; and PopMail.com, Inc. MyPoints.com, Inc., which was included in the performance graph in the proxy statement for the last annual meeting, was acquired by a wholly owned subsidiary of UAL Corporation in July, 2001 and has therefore been deleted from the Peer Group Index. The information is provided for the period from June 30, 1999 through September 30, 2001, the end of fiscal 2001.

     This graph assumes the investment of $100 on June 30, 1999 in the Company’s Common stock, the Nasdaq Index and the peer group and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal quarters represented below.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
MINDARROW SYSTEMS, INC., NASDAQ INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON JUNE 30, 1999, DIVIDENDS REINVESTED,
TOTAL RETURN THROUGH SEPTEMBER 30, 2001

	MindArrow	Peer
	Systems,	Group	Nasdaq
Date	Inc.	Index	Index

9/01	7	3	56
6/01	16	7	80
3/01	45	7	69
12/00	27	7	92
9/00	70	27	137
6/00	65	51	148
3/00	400	134	170
12/99	241	180	151
9/99	81	85	102
6/99	100	100	100

PROPOSAL NO. 2: PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK

(Item 2 on Proxy Card)

     Our Restated Certificate of Incorporation, as currently in effect, provides that the Company is authorized to issue two classes of stock, consisting of 30,000,000 shares designated as Common Stock, $0.001 par value per share, and 10,000,000 shares designated as Preferred Stock, $0.001 par value per share.

     On January 31, 2002, the Board of Directors adopted a resolution setting forth a proposed amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock by 45,000,000 shares to an aggregate of 75,000,000 shares. The resolution declares the advisability of the proposed amendment and directs that the proposed amendment be considered at the annual meeting of shareholders. The proposed amendment does not change the authorized number of shares of the Company’s Preferred Stock. As proposed to be amended, Article IV of the Restated Certificate of Incorporation would read as follows:

“ARTICLE IV.

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Eighty-Five Million (85,000,000). The number of shares of Common Stock authorized to be issued is Seventy-Five Million (75,000,000), par value $0.001 per share. The number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000), par value $0.001 per share. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issue of shares of such series. The Board of Directors is hereby further authorized to fix, or alter all or any of, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and to fix the number of shares constituting any such series and the designation of such series. The term “fixed for such series” and correlative terms as used in this Article IV shall mean, with respect to any series of Preferred Stock, as stated in a resolution or resolutions lawfully adopted by the Board of Directors in exercise of such authority hereinabove granted.”

     Purpose and Effect of Amendment

As of February , 2002:

•	we had 17,064,325 shares of Common Stock issued and outstanding;

•	we had 893,262 shares of Series B Preferred stock issued and outstanding, which as of February , 2002, were convertible into 985,268 shares of Common Stock, and the same number of shares of Common Stock reserved for issuance;

•	we had 887,473 shares of Series C Preferred stock issued and outstanding, which as of February , 2002, were convertible into 1,946,510 shares of Common Stock, and the same number of shares of Common Stock reserved for issuance;

•	we had warrants issued and outstanding to purchase, in the aggregate, 5,418,083 shares of Common Stock, and the same number of shares of Common Stock reserved for issuance;

•	we had 20,000 common shares reserved for issuance upon conversion of an outstanding convertible note.

•	we had options issued and outstanding under the Company’s 1999 Stock Option Plan and 2000 Stock Option Plan, to purchase, in the aggregate, 3,997,070 shares of Common Stock, and the same number of shares of Common Stock reserved for issuance; and

•	we had, under the Company’s 1999 Stock Option Plan and 2000 Stock Option Plan, reserved for issuance upon the issuance and exercise of options available to be granted under those plans, an aggregate of 12,930 shares of Common Stock.

           In total, as of February 11, 2002, we had 29,444,186 shares of Common Stock outstanding or reserved for issuance out of a total of 30,000,000 authorized shares of Common Stock.

           The principal purpose of the proposed amendment to the our Restated Certificate of Incorporation is to authorize additional shares of Common Stock in order to ensure that there is a sufficient number of shares of authorized Common Stock available to the Company in the future in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire another company or its business or assets, to establish strategic relationships with business partners, to provide equity incentives to employees, officers or directors or to pursue other matters.

           Increasing the authorized shares does not result in the issuance of shares, and any such issuance would take place only if approved by the Board of Directors or shareholders, if appropriate, at some future time. We have completed a number of private placements of our equity securities and anticipate that we will complete additional private placements in the future. Although Proposal 3 described in this proxy statement requests shareholder approval of the issuance of up to 10 million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices (subject to the minimum price requirement described in that proposal) and on such terms as may be approved by our Board of Directors, as of the date of this proxy statement we do not have any agreement or arrangement to issue any of the shares for which approval is sought. If the proposed amendment to our Restated Certificate of Incorporation is approved by shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or the rules of the National Association of Securities Dealers, Inc.

           Although the increase in the authorized number of shares for Common Stock will not, in and of itself, have any immediate effect on the rights of our shareholders, any future issuance of additional shares of Common Stock could affect our shareholders in a number of respects, including the following:

•	by diluting the voting power of the current holders of our Common Stock at such time; and

•	by diluting the earnings per share and book value per share of outstanding shares of our Common Stock at such time.

     Implementing the Proposed Amendment

           If approved by shareholders at the Annual Meeting, the proposed amendment to our Restated Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware.

     Potential Anti-Takeover Effect

     Although the proposed amendment to our Restated Certificate of Incorporation is not motivated by takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt. Such issuances could dilute the ownership and voting rights of a person seeking to obtain control of our Company, dilute the value of outstanding shares, and increase the ownership of stockholders opposed to a takeover. Thus, increasing the authorized Common Stock could render more difficult and less likely a merger, tender offer or proxy contest, assumption of control by a holder of a large block of our Company’s stock, and the removal of incumbent management. Issuance of additional shares unrelated to any takeover attempt could also have these effects. Management has no current intent to propose anti-takeover measures in future proxy solicitations.

     Vote Required

     Approval of this amendment to our Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of the Company’s outstanding Common Stock, including the Company’s Series B and Series C Preferred stock on an as converted basis. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.

     The Board of Directors recommends a vote FOR the approval of the proposed amendment to our Restated Certificate of Incorporation.

PROPOSAL NO. 3: APPROVAL FOR THE ISSUANCE OF SECURITIES EXCEEDING
20% OF THE COMPANY’S COMMON STOCK IN A PRIVATE PLACEMENT

(Item 3 on Proxy Card)

           The Company is requesting that shareholders authorize the Board of Directors, without any further shareholder action, to issue up to 10 million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices and on such terms as may be approved by the Board of Directors; provided that any such issuance(s) would (i) occur within three months of the date this proposal is approved by our shareholders and (ii) be sold at prices no lower than the lesser of (A) $0.50 per share of Common Stock and (B) a 40% discount to the closing market price of the Common Stock on the day prior to the date that a binding agreement is entered into for the sale of such securities . This number of additional shares (10 million) would represent an increase of approximately 59% over Common Stock outstanding as of February 11, 2002 and an increase of approximately 33% over Common Stock outstanding as of February 11, 2002 after giving effect to the conversion or exercise of all outstanding convertible securities, warrants and stock options.

           The Bylaws of the National Association of Securities Dealers, Inc., the NASD, require the Company to obtain shareholder approval in connection with a transaction other than a public offering involving the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of a company’s outstanding Common Stock if the price per share is less than the greater of book value or market value of the Common Stock.

           Existing shareholders of the Company will be diluted by any future issuances of our securities approved by the Board of Directors and, if our proposal is approved by shareholders, your Board of Directors will have the authority to set the price and terms of the securities without your further approval. We are authorized to do that now but only with respect to up to that number of securities (approximately 3.4 million) that represents 20% of our outstanding shares of Common Stock, subject to integration, if required under NASD rules, with prior issuances by the Company in determining whether a proposed issuance exceeds the 20% threshold.

           Although this proposal requests shareholder approval of the issuance of up to 10 million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices (subject to the minimum price described in this proposal) and on such terms as may be approved by our Board of Directors, as of the date of this proxy statement we do not have any agreement or arrangement to issue any of the shares for which approval is sought.

           If our shareholders approve this proposal, then at any time on or before three months from the date our shareholders approve this proposal, we could, subject to the approval of our Board, consummate the following hypothetical private placement:

Type of Security:	Common Stock

Number of Shares:	10 million

Price per Share:	$0.40 (assuming that the closing price of our Common Stock is no greater than $0.67 on the day prior to the date we enter into a binding agreement for this hypothetical private placement)

Net Proceeds to the Company:	$4 million before deducting expenses of the offering including placement agent fees, if any.

           Assuming we had 17 million shares of Common Stock outstanding immediately prior to such private placement, after the private placement we would have 27 million shares of Common Stock outstanding, which would represent an increase of approximately 59% over Common Stock outstanding immediately before the private placement, and an increase of approximately 33% over Common Stock outstanding immediately before the private placement after giving effect to the conversion or exercise of all outstanding convertible securities, warrants and stock options. If all of the shares in the private placement were issued to one investor, and assuming that the investor did not hold any shares of the Company’s capital stock immediately before the private placement, then after the private placement the investor would own approximately 37% of the Company’s outstanding Common Stock and 25% of the Company’s outstanding Common Stock after giving effect to the conversion or exercise of all outstanding convertible securities, warrants and stock options.

           Any proposed sale of our securities will be submitted to the Board for its prior review and consideration. Unless the Board determines that the terms of any proposed sale, including the sales price, are just and reasonable and that the transaction is in the best interests of the Company and its shareholders, we will not enter into any agreements for the sale of our securities. The terms of any convertible securities or debt instruments convertible into shares of Common Stock to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, anti-dilution protections and similar matters will be decided by the Board of Directors.

           There is one important exception to the statement that the Board can set the price (subject to the minimum price described in this proposal) and terms of securities without the prior approval of shareholders up to the 20% limit. We cannot, without approval of a majority of the holders of existing Series B and Series C Preferred Stock, voting as separate classes, create a new series of Preferred Stock that has rights senior to the rights of the holders of the Series B Preferred or Series C Preferred Stock. This limitation will continue to be true even after shareholders approve this proposal.

           In making its determination to issue our securities in the future, the Board will review and consider:

•	the price of our Common Stock as reported on the Nasdaq SmallCap Market, the trading volume in our Common Stock, and the volatility in prices of our Common Stock;

•	the number of shares proposed to be sold in comparison to the average trading volume of our Common Stock;

•	appropriate discount factors for the restricted nature of our securities due to the absence of registration with the SEC;

•	recent trends in and prospects for the digital marketing and advertising industry as a whole; and

•	the business, operations, financial condition and prospects of our Company generally.

           Securities that we sell in privately negotiated transactions will not be freely tradable and will be restricted securities within the meaning of Rule 144 under the Securities Act of 1933, as amended. In general, under Rule 144 as currently in effect, a shareholder who has beneficially owned shares constituting restricted securities for at least one year is entitled to publicly resell such securities.

However, the resale is subject to certain limitations, including volume restrictions, provisions regarding the manner of sale, notice requirements and the availability of current public information about the Company. A shareholder who is not an affiliate of the Company for at least 90 days prior to a proposed transaction and who has beneficially owned restricted securities for at least two years, is entitled to sell such shares under Rule 144(k) without regard to the limitations described above. If this proposal is approved, any securities that we may sell will be restricted securities, and prospective investors may require a discount from market prices due to the restricted nature of those securities.

           The Board of Directors believes that it needs the flexibility to seek to raise additional capital for the Company in amounts that may require the Company to issue shares in excess of the 20% limitation and recommends that you vote for the proposal. If the proposal is not approved, we will be required to seek shareholder approval prior to any issuance of securities that would exceed 20% of the then outstanding shares of Common Stock. We believe the delay associated with preparing proxy materials and seeking shareholder approval at the time of such a transaction will likely be unacceptable to potential investors in the Company.

           Whether or not this proposal is approved, we will, within the limitations imposed by the Nasdaq rules, conduct private or public offerings of securities as the Board determines to be in the best interests of the Company and its shareholders.

     Effect of Issuance and Sale of Shares to Existing Shareholders

           The issuance of 10 million shares would represent an increase of approximately 59% over Common Stock outstanding as of February 11, 2002. As described in the preceding paragraphs, these securities may be sold at prices less than quoted market prices at the time of sale (subject to the minimum price described in this proposal). Although the number of shares of Common Stock, or securities convertible into Common Stock, collectively owned by purchasers after the issuance of these securities would not constitute a majority of the outstanding votes, the purchasers may nonetheless collectively own a sufficient number of shares to significantly influence our Company.

           Shareholders will suffer dilution of their ownership interest in our Company as a result of the issuance and sale of securities. We are not able to quantify the dilutive effect of any sales because the sales price is not presently known. However, regardless of the sales price, the issuance of additional shares could reduce net book value per share and earnings (loss) per share, will have a dilutive impact on the voting power of current shareholders, and could depress the market price of our Common Stock.

     Vote Required

           Approval of this proposal to authorize the Board to issue up to 10 million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices (subject to the minimum price described in this proposal) and on such terms as may be approved by the Board of Directors requires the affirmative vote of holders of a majority of the shares represented at the Annual Meeting, either in person or by proxy, on an as converted basis.

           The Board of Directors recommends that shareholders vote FOR the approval of the proposal for the additional issuance of securities as described above.

WHERE YOU CAN FIND MORE INFORMATION

     We file reports, proxy statements and other information with the Securities and Exchange Commission. Copies of the reports, proxy statements and other information filed by us may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission:

Judiciary Plaza
Room 1024
450 Fifth Street, N.W.
Washington, D.C. 20549

     Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a website that contains reports, proxy statements and other information regarding us. The address of this website is http://www.sec.gov.

     This document does not constitute an offer to sell, or a solicitation of an offer to purchase, the Common stock of MindArrow or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make the offer, solicitation of an offer or proxy solicitation in that jurisdiction. Neither the delivery of this document nor any distribution of securities means, under any circumstances, that there has been no change in the information set forth in this document or in the affairs of MindArrow since the date of this document.

     You should rely only on the information contained in this proxy statement or that we have referred you to. We have not authorized anyone to provide you with information that is different.

OTHER MATTERS

     Section 16(a) Beneficial Ownership Reporting Compliance

     Based upon our review of forms filed by directors, officers and certain beneficial owners of our common stock (the “Section 16 Reporting Persons”) pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, we have identified the following filings that were filed late by the Section 16 Reporting Persons during and with respect to the fiscal year ended September 30, 2001: (i) Joseph N. Matlock, Jr., Bruce Maggin and Bruce Stein were each late in filing a Form 3, (ii) Robert I. Webber and Michael R. Friedl each filed a late Form 5 with respect to three transactions, (iii) Thomas C. Quick filed a late Form 5 with respect to two transactions, and (iv) Thomas J. Blakeley and Joel Schoenfeld were each late in filing a Form 5 with respect to one transaction. We are not aware of any failures by the Section 16 Reporting Persons to file the forms required to be filed by them pursuant to Section 16 of the Exchange Act.

     Annual Report to Shareholders

     The Annual Report of the Company accompanying this proxy statement includes our Form 10-K for our fiscal year ended September 30, 2001, that was filed with the Securities and Exchange Commission. Our financial statements, as contained in pages 31 through and including 55 of the Form 10-K, are incorporated by reference into this proxy statement.

     Advance Notice Procedures for Next Year’s Annual Meeting

     The Company hereby advises shareholders that, until further notice, proposals of shareholders that are intended to be presented at the next annual meeting of shareholders must be received by

MindArrow at its principal executive offices by October 18, 2002 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting under the rules of the SEC. Any such proposals must also comply with the applicable requirements of the federal securities laws. Shareholder proposals intended to be presented at the next annual meeting of shareholders but submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e., a proposal which is not submitted for inclusion in the Company’s proxy statement) must be received by MindArrow at its principal executive offices by October 18, 2002 to be considered timely under our bylaws.

     Other Business

     The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated: February ___, 2002

By Order of the Board of Directors,

Michael R. Friedl Chief Financial Officer, Treasurer & Corporate Secretary

Preliminary Copy
REVOCABLE PROXY FOR COMMON STOCK

MINDARROW SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

For Annual Meeting of Shareholders, March 14, 2002

    The undersigned shareholder(s) of MindArrow Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February     , 2002, and hereby appoints Robert I. Webber and Michael R. Friedl, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of MindArrow Systems, Inc., to be held on March 14, 2002, at 10:00 a.m., local time, at MindArrow’s principal executive offices located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656 and at any adjournment(s) thereof, on all matters coming before said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1-3

        1. Election of Directors

☐ VOTE FOR all nominees      ☐ VOTE WITHHELD from all nominees

(INSTRUCTIONS:    To withhold authority to vote for any individual nominees, strike a line through the nominee’s name in the list below.)

Robert I. Webber	Bruce Maggin	Bruce Stein

        2. Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $.001 per share, from thirty million (30,000,000) to seventy five million (75,000,000) shares.

☐ For                  ☐ Against                  ☐ Abstain

(Continued and to be signed on reverse side)

       3. Approval of the issuance of up to ten million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices and on such terms as may be approved by the Board of Directors; provided that any such issuance(s) would (i) occur within three months of the date this proposal is approved by our shareholders and (ii) be sold at prices no lower than the lesser of (A) $0.50 per share of Common Stock and (B) a 40% discount to the closing market price of the Common Stock on the day prior to the date that a binding agreement is entered into for the sale of such securities.

☐ For                  ☐ Against                  ☐ Abstain

       4. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-3. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

(This proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If signing in any other capacity, please indicate your full title.)

Signature

Signature

Date
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Preliminary Copy
REVOCABLE PROXY FOR SERIES B PREFERRED STOCK

MINDARROW SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

For Annual Meeting of Shareholders, March 14, 2002

    The undersigned shareholder(s) of MindArrow Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February     , 2002, and hereby appoints Robert I. Webber and Michael R. Friedl, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of MindArrow Systems, Inc., to be held on March 14, 2002, at 10:00 a.m., local time, at MindArrow’s principal executive offices located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656 and at any adjournment(s) thereof, on all matters coming before said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1-3

        1. Election of Directors

☐ VOTE FOR all nominees      ☐ VOTE WITHHELD from all nominees

(INSTRUCTIONS:    To withhold authority to vote for any individual nominees, strike a line through the nominee’s name in the list below.)

Joel Schoenfeld (Series B Preferred Nominee)	Robert I. Webber	Bruce Maggin	Bruce Stein

        2. Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $.001 per share, from thirty million (30,000,000) to seventy five million (75,000,000) shares.

 ☐ For                  ☐ Against                  ☐ Abstain

(Continued and to be signed on reverse side)

       3. Approval of the issuance of up to ten million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices and on such terms as may be approved by the Board of Directors; provided that any such issuance(s) would (i) occur within three months of the date this proposal is approved by our shareholders and (ii) be sold at prices no lower than the lesser of (A) $0.50 per share of Common Stock and (B) a 40% discount to the closing market price of the Common Stock on the day prior to the date that a binding agreement is entered into for the sale of such securities.

☐ For                  ☐ Against                  ☐ Abstain

       4. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-3. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

(This proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If signing in any other capacity, please indicate your full title.)

Signature

Signature

Date
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Preliminary Copy
REVOCABLE PROXY FOR SERIES C PREFERRED STOCK

MINDARROW SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

For Annual Meeting of Shareholders, March 14, 2002

    The undersigned shareholder(s) of MindArrow Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February     , 2002, and hereby appoints Robert I. Webber and Michael R. Friedl, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of MindArrow Systems, Inc., to be held on March 14, 2002, at 10:00 a.m., local time, at MindArrow’s principal executive offices located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656 and at any adjournment(s) thereof, on all matters coming before said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1-3

        1. Election of Directors

☐ VOTE FOR all nominees      ☐ VOTE WITHHELD from all nominees

(INSTRUCTIONS:    To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Thomas C. Quick (Series C Preferred Nominee)                Joseph N. Matlock, Jr. (Series C Preferred Nominee)

Robert I. Webber                        Bruce Maggin                        Bruce Stein

        2. Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $.001 per share, from thirty million (30,000,000) to seventy five million (75,000,000) shares.

 ☐ For                  ☐ Against                  ☐ Abstain

(Continued and to be signed on reverse side)

       3. Approval of the issuance of up to ten million shares of Common Stock and/or shares of convertible securities or debt instruments convertible into shares of Common Stock, at such prices and on such terms as may be approved by the Board of Directors; provided that any such issuance(s) would (i) occur within three months of the date this proposal is approved by our shareholders and (ii) be sold at prices no lower than the lesser of (A) $0.50 per share of Common Stock and (B) a 40% discount to the closing market price of the Common Stock on the day prior to the date that a binding agreement is entered into for the sale of such securities.

☐ For                  ☐ Against                  ☐ Abstain

       4. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-3. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

(This proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If signing in any other capacity, please indicate your full title.)

Signature

Signature

Date
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE